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                                                                   EXHIBIT 10.8c


                                ADDENDUM TO LEASE

DATE:    May 11, 1966

PARTIES: (1)  AMOS PASQUALETTI, husband of Edna Pasqualetti, BEN S. PASQUALETTI
              (sometimes known as BEN PASQUALETTI, JR.), a single man, ROSE PASQUALETTI JENKINS, a single woman, and FIRST NATIONAL BANK OF ARIZONA, a national banking association, Executor of the Estate of ANTHONY J. PASQUALETTI, deceased, LESSORS, successors in interest of PASQUALETTI PROPERTIES, INC., an Arizona corporation, LESSOR. (herein referred to as "Lessor")

         (2) SMITTY'S SUPER-VALU, INC., an Iowa corporation (herein referred to as "Lessee")

RECITALS:

         Lessor and Lessee hereto have heretofore on June 24, 1960, made and entered into a Lease Agreement for the property described in Exhibit "A" and depicted on Exhibit "C" attached hereto, and by reference made a part hereto, which Lease was recorded June 28, 1960, in the Office of the Maricopa County Recorder, Phoenix, Arizona, in Docket 3329 at Page 85 thereof. This Lease is herein referred to as the "Master Lease." By Warranty Deed dated February 16, 1961, and recorded in Docket 3630, Pages 427-428, in the Office of the Maricopa County Recorder, Phoenix, Arizona, Lessor conveyed its interest in the premises therein leased to AMOS PASQUALETTI, BEN PASQUALETTI, JR., ROSE PASQUALETTI JENKINS, and ANTHONY J. PASQUALETTI, Lessors. On December 3, 1964, ANTHONY J. PASQUALETTI died, and on January 29, 1965, Letters Testamentary in his estate were issued to FIRST NATIONAL BANK OF ARIZONA, a national banking association. Lessee is now desirous of subleasing a portion of the parcel of land described therein. In order to provide for the consummation of such sublease and the recognition thereof by LESSORS, and also to provide a means for LESSEE to obtain financing for the construction of certain improvements on the subleased parcel, the Parties have made and entered into this Addendum to the Master Lease mentioned above.

COVENANTS:

         (1) Sublease: Subject only to the form of sublease being approved in writing by LESSORS, LESSEE shall be and is hereby permitted to enter into a Sublease Agreement with the Walgreen Arizona Drug Co., herein called "Sublessee", for a period of 35 years, covering that certain portion of the land included in the Master Lease, said subleased parcel being described in Exhibit "B" and depicted on Exhibit "C" attached hereto.

         (2) Rental: That portion of the total rental due under the Master Lease which shall be applicable to the subleased premises described above is hereby deemed to be a rental of ______ per year,


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payable in monthly installments of _________ each, in advance, on the 1st day of each month so long as this Addendum shall be in effect.

         (3) Default of LESSEE on Master Lease: If LESSEE defaults in the terms and conditions of the Master Lease for any reason including bankruptcy, and as a result of such default said Master Lease is terminated, or if LESSORS or someone acting under authority or direction of LESSORS for any reason, take possession of the leased premises of which the subleased premises described in Paragraph
(1) hereof are a part, then and in that event LESSORS agree that the Sublease shall remain in full force and effect and Sublessee may remain in possession of the subleased premises, providing that and so long as it shall comply with the terms of said Sublease and the LESSORS shall receive the rentals as provided hereinafter.

         (4) Financing and Construction: It is understood and agreed that LESSEE will be obligated to construct certain improvements on the subleased premises as provided in the Sublease and, in order to do so, must obtain financing therefor from _______________ (hereinafter called the COMPANY). The financing required will involve LESSEE borrowing approximately _________ from the COMPANY. In consideration for such loan, the COMPANY will require a promissory note executed by LESSEE, together with (1) an assignment of LESSEE'S interest in the Sublease, together with rentals provided thereunder, and (2) an assignment or mortgage of LESSEE'S interest in and to the subleased premises as described above, as part of the leased premises covered by the Master Lease.

         (5) Assignment of Leasehold Interest by LESSEE, and Rental: It is agreed that in order to secure repayment of the finance money as described in Paragraph (4) hereof, LESSEE may assign or mortgage to the COMPANY all of LESSEE'S leasehold interest in the subleased premises described above. In the event that the COMPANY forecloses its mortgage therein or exercises its rights as assignee thereof as provided, LESSORS shall recognize such rights in the COMPANY, provided that and so long as the COMPANY shall pay to LESSORS a rental therefor in the sum of _________ per year payable in monthly installments or _______ per month in advance, on the 1st day of each month during the continuance of such rights, and also the compliance by the COMPANY with all other obligations of LESSEE under the provisions of the Master Lease, as they pertain to the subleased premises described herein.

         (6) Default of LESSEE on obligation to the COMPANY. In the event that LESSEE shall default in payment of its obligation to the COMPANY as herein provided, the COMPANY may then exercise its rights as provided in Paragraph (5) hereof and may take possession of the subleased premises, providing that it shall make payment of the rentals as provided in Paragraph (5) above, and in addition thereto may exercise any and all rights of a mortgagee of such leasehold interest. These rights of the COMPANY shall be and


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continue in duration only until such time as the COMPANY shall have received full payment o(pound) that certain promissory note given by LESSEE to the COMPANY and described in Paragraph (4) hereof, or until June 30, 2000, whichever shall earlier occur. It is agreed that the COMPANY shall apply the proceeds of any rents or any other income from the leased premises to the payment of said note. At such time as such note is paid in full or on July 1, 2000, whichever shall first occur, LESSORS shall have the right to resume the exercise of all rights of owners and lessors of the subleased premises, subject only to the continuance of the sublease, and all rental payments therefrom shall be paid directly to LESSORS by the Sublessee or its successor in interest for the balance of the term thereof.

         (7) Miscellaneous: It is specifically understood and agreed that LESSORS by agreeing to the terms and conditions of this Addendum do not obligate themselves in any manner nor degree in connection with the repayment of any obligations whatsoever imposed upon the LESSEE under the provisions of any agreement between LESSEE and the COMPANY, and, further, that LESSORS do not undertake any obligations of LESSEE as may be contained in the Sublease excepting only the recognition of the rights of Sublessee therein.

         It is understood and agreed that FIRST NATIONAL BANK OF ARIZONA, Executor of the Estate of ANTHONY J. PASQUALETTI, deceased, is acting solely in a fiduciary capacity and that its obligations as a Lessor herein are obligations of the estate in which the said premises are held, and that FIRST NATIONAL BANK OF ARIZONA, Executor of the Estate of ANTHONY J. PASQUALETTI, deceased, as a Lessor does not assume any individual or personal liability upon any of the covenants in this Addendum to Lease contained, except it warrants that it has authority to enter into this Addendum to Lease.

                                            LESSORS:

                                             /s/ Amos Pasqualetti
                                            ------------------------------------
                                            Amos Pasqualetti

                                             /s/ Rose Pasqualetti Jenkins
                                            ------------------------------------
                                            Rose Pasqualetti Jenkins

                                             /s/ James A. Leonard
                                            ------------------------------------
                                            James A. Leonard, Guardian of the
                                            Estate of Ben S. Pasqualetti, an
                                            incompetent

                                            FIRST NATIONAL BANK OF ARIZONA,
                                            Executor of the Estate of Anthony J.
                                            Pasqualetti, deceased.

                                            By /s/ Jack Garretson
                                               ---------------------------------

                                            By /s/ Jeff Garfield
                                               ---------------------------------

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                                            LESSEE:

                                            SMITTY'S SUPER-VALU, INC.,
                                            an Iowa corporation

                                            By /s/ Clyde B. Smith
                                               ---------------------------------
                                                 Its President

ATTEST:

 /s/ Helen R. Smith
------------------------------
Secretary


STATE OF ARIZONA        )
                        ) ss.
COUNTY OF MARICOPA      )

         On this ____ day of May , 1966, before me, the undersigned Notary Public, personally appeared AMOS PASQUALETTI and acknowledged that he executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            ------------------------------------
                                            Notary Public

My Commission Expires:

------------------------------

STATE OF ARIZONA        )
                        ) ss.
COUNTY OF MARICOPA      )

         On this ____ day of May , 1966, before me, the undersigned Notary Public, personally appeared JAMES A. LEONARD, Guardian of the estate of Ben S. Pasqualetti, an incompetent, and acknowledged that he, as such Guardian, executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            ------------------------------------
                                            Notary Public

My Commission Expires:

------------------------------

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STATE OF ARIZONA        )
                        ) ss.
COUNTY OF MARICOPA      )

         On this 11 day of May, 1966, before me, the undersigned Notary Public, personally appeared ROSE PASQUALETTI JENKINS, and acknowledged that she executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Robert D. Allen
                                            ------------------------------------
                                            Notary Public

My Commission Expires:
       Jan. 29, 1970
------------------------------

STATE OF ARIZONA        )
                        ) ss.
COUNTY OF MARICOPA      )

         On this 1 day of June, 1966, before me, the undersigned Notary Public, personally appeared the above-named officers who acknowledged themselves to be the Vice President and Trust Officer, respectively, of FIRST NATIONAL BANK OF ARIZONA, a national banking association, and that they executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                              /s/ Norma H. McNeal
                                            ------------------------------------
                                            Notary Public

My Commission Expires:
       June 24, 1967
------------------------------

STATE OF ARIZONA        )
                        ) ss.
COUNTY OF MARICOPA      )

         On this 9th day of June, 1966, before me, the undersigned Notary Public, personally appeared CLYDE B. SMITH who acknowledged himself to be the President of SMITTY'S SUPER VALU, INC., an Iowa corporation, and that he executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/
                                            ------------------------------------
                                            Notary Public

My Commission Expires:
         1/24/68
------------------------------


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                                   EXHIBIT "A"

That part of the Northeast quarter of the Northeast quarter of Section Sixteen
(16), Township One (1) North, Range Three (3) East of the G&SRB&M, Maricopa County, Arizona, described as follows:

BEGINNING South 45 degrees 0 minutes West 46.88 feet from the Northeast corner of said Section 16, and the true point of beginning; thence Southerly 1310.47 feet to a point 33 feet West of the East line of said Section 16; thence Westerly 652.40 feet to a point that is 1316.25 feet South of the North line of said Section 16, thence Westerly 225.36 feet to a point that is 1318.59 feet South of the North line of said Section 16; thence Northerly 1285.59 feet to a point 33 feet South of the North line of said Section 16; thence Easterly parallel to the North line of said Section 16, a distance of 855.44 feet to the true point of beginning.

ALSO KNOWN as a portion of Tracts One (1) and Two (2) of State Plat No. 2, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona in Book 8 of Maps, page 24.


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                                   EXHIBIT "B"

That part of the Northeast quarter, Section Sixteen (16), Township One (1) North, Range Three (3) East of the G&SRB&M, Maricopa County, Arizona, described as follows:

BEGINNING at the Northeast corner of the Northeast quarter of said Section 16, thence North 89(degree) 59' 00" West along the North line of said Northeast quarter 33.00 ft.; thence South parallel to and 33.00 ft. West of the East line of said Northeast quarter 576.86 ft. to the TRUE POINT OF BEGINNING; thence South 89(degree) 55' 17" West along the South face of a concrete block building (existing September 20, 1965) and prolongations thereof 523.00 ft. to a point that bears South 577.73 ft. from the North line of said Northeast quarter; thence South 195.00 ft.; thence North 89(degree) 55' 17" East 523.00 ft.; thence North 195.00 ft. to the TRUE POINT OF BEGINNING.


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